Exhibit 99
DEARBORN BANCORP REPORTS SECOND QUARTER
AND FIRST HALF, 2007, EARNINGS
     DEARBORN, Michigan, July 17, 2007 ... Dearborn Bancorp, Inc. (Nasdaq: DEAR), the holding company for Fidelity Bank (formerly known as Community Bank of Dearborn), today reported that its net income for the Second Quarter of 2007 was $2,005,000 or $.22 per fully diluted common share. For the same three months of 2006, the Company reported earnings of $2,056,000 or $.33 per diluted share, making the year-to-year decline in income 2.5 percent.
     The Company’s net income for the first six months of 2007 was $3,623,000 or $.40 per fully diluted common share. Net income for the same six months of 2006 was $4,002,000 or $.64 per diluted share. First Half earnings in 2007 were 9.5 percent less than they were one year earlier.
     Over the 12 months ended June 30, 2007, the Company’s total assets went up 37.2 percent to $1,046,204,000. Total deposits increased during the same period 35.7 percent and stood at $830,731,000 at the end of June. Total loans grew by 35.8 percent to $945,554,000 during the past year. Much of the growth in assets, deposits and loans is attributable to the acquisition of Fidelity Financial Corporation in January of this year. This transaction was accounted for as a purchase. Consequently, previous financial statements have not been restated as they would have been if a merger had taken place.
     Michael J. Ross, president and chief executive officer of both the holding company and the bank, issued his organization’s financial results and commented, “Although we are never happy to see our earnings decline, even by a slight amount, we have made a great deal of progress during the past few months. Most important, we completed the purchase of Fidelity Financial and merged its wholly owned subsidiary bank into ours. We changed the name of Community Bank of Dearborn to Fidelity Bank because that name more accurately reflects the type of institution we have become. We opened our twentieth banking office at 23 Mile Road and Van Dyke in Shelby Township during the last quarter. And we completed the integration of the old Fidelity Bank into our organization at the end of April.”

     Ross went on, “There are two primary reasons why our earnings were down a bit. First, like all banks, we have been affected by a shrinking interest margin. Compared to the First Half of last year, our interest income went up 38.5 percent but our interest expense went up 54.9 percent. Needless to say, we look forward to the return of a normal yield curve. Transitional expenses associated with the Fidelity acquisition were the second factor in the earnings decline. The integration of the old Fidelity organization’s data processing and bookkeeping systems into ours was not completed until April 30, 2007. As a result, we had a full complement of Fidelity operations and accounting people on the payroll for the first four months of the year. Then, at the end of April, those people who we could not place elsewhere in our organization were given what we consider to be generous severance benefits that will continue to affect our non-interest expenses through the end of the third quarter.
     “Beyond those two principal factors, the protracted economic problems in Michigan have continued to influence the performance of our loan portfolios, causing us to increase the provision for possible loan losses by approximately $900,000 during the first half. Our ratio of non-performing loans to total loans is now 1.81 percent but net charge-offs have only been 0.05 percent of average total loans so far this year. We believe that this indicates that our loans are well collateralized and most of our customers are managing adversity.
     “Overall, we are somewhat satisfied with our performance so far this year and look for continued improvement throughout the rest of 2007,” Ross concluded.
     Dearborn Bancorp, Inc. is a registered bank holding company. Its sole subsidiary is Fidelity Bank, which was known as Community Bank of Dearborn until the name was changed in April. The Company acquired Fidelity Financial Corporation and its subsidiary bank in January. The bank now operates 18 full-service banking offices and 2 lending offices in Wayne, Oakland, Macomb and Washtenaw Counties in the State of Michigan. The Company’s Operations Center is in Allen Park, Michigan. Its common shares trade on the Nasdaq Global Market under the symbol DEAR.
Contact: Michael J. Ross, President & CEO at (313) 565-5700

Forward-Looking Statements
This press release contains forward-looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and about the Corporation and the Bank. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. The Corporation undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise.
Future Factors include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies, trends in customer behavior as well as their ability to repay loans; and changes in the national and local economy. These are representative of the Future Factors and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(Dollars, in thousands)	06/30/07	12/31/06	06/30/06
ASSETS
Cash and cash equivalents
Cash and due from banks	$13,621	$5,824	$8,091
Federal funds sold	3,392	64,198	8,520
Interest bearing deposits with banks	104	8	107

Total cash and cash equivalents	17,117	70,030	16,718

Mortgage loans held for sale	1,136	1,823	1,174
Securities, available for sale	11,039	5,878	27,038
Federal Home Loan Bank stock	1,927	1,288	1,293
Loans
Loans	945,554	756,420	696,052
Allowance for loan loss	(9,949)	(7,775)	(7,154)

Net loans	935,605	748,645	688,898

Premises and equipment, net	23,268	14,293	14,092
Real estate owned	3,008	52	—
Goodwill	32,110	5,473	5,473
Other intangible assets	13,697	2,041	2,166
Accrued interest receivable	3,833	3,337	2,652
Other assets	3,464	3,071	2,986

Total assets	$1,046,204	$855,931	$762,490

LIABILITIES
Deposits
Non-interest bearing deposits	$103,641	$53,065	$59,976
Interest bearing deposits	727,090	580,151	552,294

Total deposits	830,731	633,216	612,270

Other liabilities
Federal funds purchased	21,200	37,300	24,500
Securities sold under agreements to repurchase	288	619	310
Federal Home Loan Bank advances	37,130	25,561	25,588
Other liabilities	757	516	260
Accrued interest payable	3,336	3,734	1,912
Subordinated debentures	10,000	10,000	10,000

Total liabilities	903,442	710,946	674,840

STOCKHOLDERS’ EQUITY
Common stock - 10,000,000 shares authorized, 8,614,819 shares at 06/30/07, 8,975,085 shares at 12/31/06; and 5,961,795 shares at 06/30/06	138,230	144,907	87,224
Retained earnings	4,530	84	460
Accumulated other comprehensive loss	2	(6)	(34)

Total stockholders’ equity	142,762	144,985	87,650

Total liabilities and stockholders’ equity	$1,046,204	$855,931	$762,490

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)

	Three Months Ended		Six Months Ended
(In thousands, except share and per share data)	06/30/07	06/30/06	06/30/07	06/30/06
Interest income
Interest on loans, including fees	$17,259	$12,678	$34,384	$24,624
Interest on securities, available for sale	163	152	341	315
Interest on federal funds	109	153	277	221
Interest on deposits with banks	42	79	42	146

Total interest income	17,573	13,062	35,044	25,306

Interest expense
Interest on deposits	8,246	5,578	16,024	10,451
Interest on other borrowings	507	313	1,311	633
Interest on subordinated debentures	225	215	465	410

Total interest expense	8,978	6,106	17,800	11,494

Net interest income	8,595	6,956	17,244	13,812
Provision for loan losses	289	155	906	312

Net interest income after provision for loan losses	8,306	6,801	16,338	13,500

Non-interest income
Service charges on deposit accounts	331	166	649	323
Fees for other services to customers	15	13	69	26
Gain on the sale of loans	47	68	101	110
Write-down of real estate	(100)	—	(100)
Gain (loss) on the sale of real estate	—	(49)	—	(103)
Other than temporary impairment of securities	—	—	—	—
Other income	64	8	83	19

Total non-interest income	357	206	802	375

Non-interest expenses
Salaries and employee benefits	3,102	2,445	6,654	4,877
Occupancy and equipment expense	887	595	1,845	1,225
Intangible expense	336	62	672	125
Advertising and marketing	143	113	220	201
Stationery and supplies	232	89	356	161
Professional services	222	175	486	358
Data processing	204	131	328	256
Other operating expenses	453	282	1,005	608

Total non-interest expenses	5,579	3,892	11,566	7,811

Income before income tax provision	3,084	3,115	5,574	6,064
Income tax provision	1,079	1,059	1,951	2,062

Net income	$2,005	$2,056	$3,623	$4,002

Per share data:
Net income — basic	$0.23	$0.34	$0.41	$0.67
Net income — diluted	$0.22	$0.33	$0.40	$0.64

Weighted average number of shares outstanding — basic	8,769,939	5,989,232	8,833,645	5,985,823
Weighted average number of shares outstanding — diluted	9,005,730	6,292,544	9,085,837	6,298,182

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

(Dollars, in thousands)	Quarter Ended
	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06
ASSETS
Cash and cash equivalents
Cash and due from banks	$13,621	$15,720	$5,824	$8,975	$8,091
Federal funds sold	3,392	8,956	64,198	9,093	8,520
Interest bearing deposits with banks	104	59	8	52	107

Total cash and cash equivalents	17,117	24,735	70,030	18,120	16,718

Mortgage loans held for sale	1,136	582	1,823	1,096	1,174
Securities, available for sale	11,039	10,554	5,878	5,837	27,038
Federal Home Loan Bank stock	1,927	1,927	1,288	1,290	1,293
Loans
Loans	945,554	938,510	756,420	741,030	696,052
Allowance for loan loss	(9,949)	(9,647)	(7,775)	(7,615)	(7,154)

Net loans	935,605	928,863	748,645	733,415	688,898

Bank premises and equipment, net	23,268	23,376	14,293	14,173	14,092
Real estate owned	3,008	3,157	52	52	0
Goodwill	32,110	32,242	5,473	5,473	5,473
Other intangible assets	13,697	14,033	2,041	2,103	2,166
Accrued interest receivable	3,833	4,019	3,337	2,868	2,652
Other assets	3,464	2,497	3,071	3,372	2,986

Total assets	$1,046,204	$1,045,985	$855,931	$787,799	$762,490

LIABILITIES
Deposits
Non-interest bearing deposits	$103,641	$99,923	$53,065	$54,292	$59,976
Interest bearing deposits	727,090	748,113	580,151	596,819	552,294

Total deposits	830,731	848,036	633,216	651,111	612,270

Other liabilities
Federal funds purchased	21,200	0	37,300	10,200	24,500
Securities sold under agreements to repurchase	288	355	619	631	310
Federal Home Loan Bank advances	37,130	37,241	25,561	25,561	25,588
Other liabilities	757	650	516	421	260
Accrued interest payable	3,336	4,627	3,734	2,508	1,912
Subordinated debentures	10,000	10,000	10,000	10,000	10,000

Total liabilities	903,442	900,909	710,946	700,432	674,840

Total stockholders’ equity	142,762	145,076	144,985	87,367	87,650

Total liabilities and stockholders’ equity	$1,046,204	$1,045,985	$855,931	$787,799	$762,490

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED INCOME STATEMENT

(Dollars, in thousands)	Quarter ended
	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
INTEREST INCOME
Interest on loans, including fees	$17,259	$17,125	$14,192	$13,505	$12,678
Interest on other earning assets	314	346	518	365	384

Total interest income	17,573	17,471	14,710	13,870	13,062

INTEREST EXPENSE
Interest on deposits	8,246	7,778	6,664	6,332	5,578
Interest on other liabilities	732	1,044	702	692	528

Total interest expense	8,978	8,822	7,366	7,024	6,106

Net interest income	8,595	8,649	7,344	6,846	6,956
Provision for loan loss	289	617	161	470	155

Net interest income after provision for loan loss	8,306	8,032	7,183	6,376	6,801

NON-INTEREST EXPENSE
Deposit service charges	346	372	202	196	179
Gain on the sale of loans	47	54	43	(8)	68
Loss on the write-down of real estate	(100)	0	0	0	0
Other	64	19	95	22	(41)

Total non-interest income	357	445	340	210	206

NON-INTEREST EXPENSE
Salaries and employee benefits	3,102	3,552	2,774	2,637	2,445
Occupancy and equipment expense	887	958	593	602	595
Other expense	1,590	1,477	833	975	852

Total non-interest expense	5,579	5,987	4,200	4,214	3,892

Income before income tax provision	3,084	2,490	3,323	2,372	3,115
Income tax provision	1,079	872	1,071	807	1,059

Net Income	$2,005	$1,618	$2,252	$1,565	$2,056

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL DATA

(Dollars in thousands, except share and per share data)	Quarter ended
	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
EARNINGS SUMMARY
Net interest income	$8,595	$8,649	$7,344	$6,846	$6,956
Provision for loan loss	$289	$617	$161	$470	$155
Total non-interest income	$357	$445	$340	$210	$206
Total non-interest expense	$5,579	$5,987	$4,200	$4,214	$3,892
Income taxes	$1,079	$872	$1,071	$807	$1,059
Net income	$2,005	$1,618	$2,252	$1,565	$2,056
Basic earnings per share	$0.23	$0.18	$0.30	$0.26	$0.34
Diluted earnings per share	$0.22	$0.18	$0.29	$0.25	$0.33

MARKET DATA
Book value per share	$16.57	$16.34	$16.15	$14.81	$14.70
Tangible book value per share	$11.35	$11.21	$15.34	$13.61	$13.45
Market value per share	$16.95	$17.49	$19.00	$22.65	$21.14
Average basic common shares	8,769,939	8,898,058	7,579,147	5,927,333	5,989,232
Average diluted common shares	9,005,730	9,159,900	7,867,739	6,238,365	6,292,544
Period end common shares	8,614,819	8,876,368	8,975,085	5,898,420	5,961,795

PERFORMANCE RATIOS
Return on average assets	0.77%	0.63%	1.09%	0.80%	1.10%
Return on average equity	5.59%	4.48%	7.43%	7.09%	9.39%
Net interest margin (FTE)	3.57%	3.65%	3.70%	3.88%	4.02%
Efficiency ratio	61.63%	65.83%	54.66%	59.72%	54.34%

ASSET QUALITY
Net charge-offs (YTD)	$435	$448	$1	$9	$(34)
Nonperforming loans	$17,158	$13,122	$7,661	$4,791	$4,964
Other real estate	$3,008	$3,157	$54	$52	$0
Nonperforming loans to total loans	1.81%	1.40%	1.01%	0.65%	0.71%
Nonperforming assets to total assets	1.93%	1.73%	1.02%	0.65%	0.71%
Allowance for loan loss to total loans	1.05%	1.03%	1.03%	1.03%	1.03%

CAPITAL & LIQUIDITY
Average equity to average assets	13.70%	14.06%	14.64%	11.30%	11.71%
Tier 1 capital to risk weighted assets	10.82%	11.08%	18.71%	11.69%	12.33%
Total capital to risk weighted assets	11.83%	12.06%	19.69%	12.69%	13.31%
Loan to deposit ratio	113.82%	110.67%	119.46%	113.81%	113.68%
Loan to funding ratio	105.14%	104.79%	107.04%	106.24%	103.48%

END OF PERIOD BALANCES
Total portfolio loans	$945,554	$938,510	$756,420	$741,030	$696,052
Earning assets	$963,152	$960,006	$827,792	$757,302	$733,010
Total assets	$1,046,204	$1,045,985	$855,931	$787,799	$762,490
Deposits	$830,731	$848,036	$633,216	$651,111	$612,270
Total shareholders’equity	$142,762	$145,076	$144,985	$87,367	$87,650

AVERAGE BALANCES
Total portfolio loans	$941,259	$936,288	$746,845	$715,783	$686,235
Earning assets	$966,056	$961,384	$794,448	$745,017	$719,146
Total assets	$1,049,655	$1,040,779	$821,381	$774,729	$749,955
Deposits	$849,221	$817,483	$649,220	$636,074	$621,730
Total shareholders’equity	$143,825	$146,370	$120,243	$87,548	$87,823

DEARBORN BANCORP, INC. AND SUBSIDIARY
ASSET QUALITY DATA

(Dollars, in thousands)	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
Loans over 90 days past due and still accruing	$2,217	$3,858	$2,101	$189	$982
Non-accrual loans	14,941	9,274	5,560	4,602	3,982

Total non-performing loans	17,158	13,132	7,661	4,791	4,964
Real estate owned and other repossessed assets	3,008	3,157	54	52	0

Total non-performing assets	$20,166	$16,289	$7,715	$4,843	$4,964

Net charge-offs (Year to date)	$435	$441	($24)	($25)	($34)
Allowance for loan losses	9,949	9,647	7,775	7,615	7,154
ASSET QUALITY RATIOS

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
Non-accrual loans to total loans	1.58%	0.99%	0.74%	0.62%	0.57%
Non-performing loans to total loans	1.81%	1.40%	1.01%	0.65%	0.71%
Non-performing assets to total assets	1.93%	1.56%	0.90%	0.61%	0.65%
Loans over 90 days past due and still accruing to total loans	0.23%	0.41%	0.28%	0.03%	0.14%
Net charge-offs to average loans	0.05%	0.05%	0.00%	0.00%	-0.01%
Allowance for loan losses to non-performing loans	57.98%	73.46%	101.49%	158.94%	144.12%
Allowance for loan losses to non-performing assets	49.34%	59.22%	100.78%	157.24%	144.12%
Allowance for loan losses to total loans	1.05%	1.03%	1.03%	1.03%	1.03%

DEARBORN BANCORP, INC. AND SUBSIDIARY
NON-GAAP OPERATING EARNINGS INFORMATION

(Dollars, in thousands except share and per share data)	Quarter Ended
	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
Income from continuing operations	$2,005	$1,618	$2,252	$1,565	$2,056

Add: Non-recurring merger expenses	131	222	0	0	0
Tax effect	(46)	(78)	0	0	0

After-tax non operating items	85	144	0	0	0

Core operating earnings	$2,090	$1,762	$2,252	$1,565	$2,056

	Quarter Ended
	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
Core operating earnings	$2,090	$1,762	$2,252	$1,565	$2,056

Add: Amortization of intangible assets	336	336	63	63	62
Tax effect	(118)	(118)	(22)	(22)	(22)
After-tax non operating items	218	218	41	41	40

Cash operating earnings	$2,308	$1,980	$2,293	$1,606	$2,096

Dollars	Quarter Ended
	6/30/2007	6/30/2006
Income from continuing operations	$2,005	$2,056
After-tax non-recurring merger expenses	85	0

Core operating earnings	2,090	2,056
After tax amortization of intangible assets	218	40

Cash operating earnings	$2,308	$2,096

	Quarter Ended
Basic EPS	6/30/2007	6/30/2006
Income from continuing operations	$0.23	$0.34
After-tax non-recurring merger expenses	$0.01	$0.00

Core operating earnings	$0.24	$0.34
After tax amortization of intangible assets	$0.02	$0.01

Cash operating earnings	$0.26	$0.35

Diluted EPS	Quarter Ended
	6/30/2007	6/30/2006
Income from continuing operations	$0.22	$0.33
After-tax non-recurring merger expenses	$0.01	$0.00

Core operating earnings	$0.23	$0.33
After tax amortization of intangible assets	$0.02	$0.01

Cash operating earnings	$0.26	$0.33

Weighted average shares outstanding — basic	8,769,939	5,989,232
Weighted average shares outstanding — diluted	9,005,730	6,292,544

DEARBORN BANCORP, INC. AND SUBSIDIARY
TANGIBLE ASSETS & EQUITY

(Dollars, in thousands)	Quarter Ended
	6/30/2007	6/30/2006
Average GAAP equity	$143,825	$87,823

Goodwill	32,143	5,473
Other intangible assets	13,889	2,196
Deferred taxes	(781)	(193)

	45,251	7,476

Average tangible equity	$98,574	$80,347

	Quarter Ended
	6/30/2007	6/30/2006
Average GAAP assets	$1,049,655	$749,955

Goodwill	32,143	5,473
Other intangible assets	13,889	2,196
Deferred taxes	(781)	(193)

	45,251	7,476

Average tangible assets	$1,004,404	$742,479